PROJECT DESCRIPTION	The AFL-CIO Housing Investment Trust (HIT) is helping to finance the $50.4 million development of Gateway Apartments (“Gateway”), located in Chicago’s dynamic Illinois Medical District (“IMD”). The IMD is a 560-acre community, home to 40 healthcare organizations including major health systems, research labs, universities, and biotech innovators.

HIT ROLE	The HIT made a 36-month forward commitment to purchase a $43.5 million multifamily permanent loan participation certificate guaranteed by Freddie Mac to finance the project. Construction will be subject to the HIT’s 100% union labor requirement. Gateway Apartments is the HIT’s 56th project in Chicago and 108th in Illinois, and is part of the HIT’s $1 billion Midwest@Work Initiative.

SOCIAL IMPACT	In addition to creating the union construction jobs and economic benefits shown below, 17 units at Gateway Apartments will be available to tenants at rents from 12% to 33% below market rates for the first 10 years after construction is completed. Because of the project’s location in the IMD, the developer has also agreed to market units to essential union workers, including nurses, emergency medical technicians, healthcare workers, firefighters, etc.

ECONOMIC IMPACT OF INVESTMENT*

HIT Investment $43.5 Million	Total Development Cost $50.4 Million	161 Units (11% affordable)	382,510 Hours of Union ConstructionWork Generated	$17.1 Million Tax revenue generated	$110.2 Million Total economic benefit

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. The data is current as of January 31, 2021. Economic impact data is in 2020 dollars and all other figures are nominal.

PROJECT PROFILE | Gateway Apartments – Chicago, IL

“We value the HIT’s commitment to the Gateway Apartments project in Chicago. During construction, it will generate family supporting union jobs for the building and construction trades. With 10% of the units available at below market rates, our frontline healthcare and other workers will have the chance to live in the vibrant IMD neighborhood, close to their jobs. This is a great outcome for our members.”
—	Bob Reiter President, Chicago Federation of Labor (AFL-CIO)

ABOUT THE HIT	The HIT is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government- and agency- insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest and most successful practitioners of socially responsible impact investing, with a 35+ year track record demonstrating the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to achieve the collateral benefits of creating jobs for union members in the construction trades and related industries and building affordable and workforce housing. More information is available on the HIT’s website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.
1/2021

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